UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 25, 2017

Schnitzer Steel Industries, Inc.
(Exact name of registrant as specified in its charter)

Oregon	0-22496	93-0341923
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 SW Clay Street, Suite 350
P.O. Box 10047
Portland, OR	97296-0047
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code:	(503) 224-9900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2017, the Board of Directors (the “Board”) of Schnitzer Steel Industries, Inc. (the “Company”) increased the number of authorized directors from eight to nine and elected Rhonda D. Hunter to serve as a Class I director with a term expiring at the Company’s 2018 annual meeting of stockholders. Ms. Hunter was also appointed to serve on the Audit and Nominating and Corporate Governance Committees of the Board.

Ms. Hunter has been Senior Vice President, Timberlands, of Weyerhaeuser Company since 2014. Prior to her current position, Ms. Hunter was Vice President, Southern Timberlands, of Weyerhaeuser from 2010 to 2014. Ms. Hunter held a number of leadership positions in the Southern Timberlands organization with experience in inventory and planning, regional timberlands management, environmental and work systems, finance, and land acquisition. Ms. Hunter joined Weyerhaeuser in 1987 as an accountant. Ms. Hunter holds a Bachelor of Science in Accounting from Henderson State University.

As a non-employee director, Ms. Hunter will participate in the Company’s non-employee director compensation arrangements as described the Company’s 2017 annual meeting proxy statement filed with the Securities and Exchange Commission (“SEC”) on December 16, 2016. In connection with her election to the Board, Ms. Hunter received a prorated stock award consisting of 1,058 Deferred Stock Units with a grant date value of $31,220. In addition, it is expected that Ms. Hunter will enter into the Company’s standard form of indemnification agreement. The form of the indemnification agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 3, 2016 and is incorporated herein by reference.

There is no arrangement or understanding between Ms. Hunter and any other persons pursuant to which such director was selected as a director nor are there any family relationships between Ms. Hunter and any of the Company’s executive officers and directors. In addition, there are no transactions involving the Company and Ms. Hunter that are reportable pursuant to Item 404(a) of Regulation S-K.

On October 27, 2017, the Company issued a press release announcing the election of Ms. Hunter, a copy of which is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits.

(d)                     Exhibits

99.1                   Press Release of Schnitzer Steel Industries, Inc. issued on October 27, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schnitzer Steel Industries, Inc.
(Registrant)

Dated:	October 27, 2017	By:	/s/ Peter B. Saba
		Name:	Peter B. Saba
		Title:	Senior Vice President, General Counsel
and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Schnitzer Steel Industries, Inc. issued on October 27, 2017.